Exhibit 10.70

May 11,  2004

Farm Credit Services of America, PCA	US Bank National Association

Farm Credit Services of Minnesota Valley, PCA, DBA PCS Commercial Finance Group	Cöoperatieve Centrale Raiffeisen- Boerenleenbank B.A., “Rabobank International”, New York Branch

Farm Credit West, FLCA	Comerica Bank

Re: Amendment No, 1 to Amended and Restated Intercreditor and Collateral Agency Agreement dated as of April 19, 2002

Ladies and Gentlemen:

          Reference is made to that certain Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of April 19, 2002, among the Noteholders named in Schedule I thereto (collectively, together with their successors and assigns, the “Noteholders”), the Facility Lenders named in Schedule II thereto (collectively, the “Facility Lenders”; together with the Noteholders, collectively hereinafter referred to as the Secured Parties), Cöoperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, as administrative agent for the Facility Lenders, and Cöoperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, as collateral agent for the Agent and the Secured Parties (the “Collateral Agent”) and acknowledged and agreed to by The Chalone Wine Group, Ltd., a California corporation (the “Company”), Edna Valley Vineyard, a California general partnership, SHW Equity Co,, Canoe Ridge Vineyard, LLC, Canoe Ridge Winery, Inc., and Staton Hills Winery Company Limited, a Washington corporation (as amended, restated, supplemented or otherwise modified through the date hereof, the “Intercreditor Agreement”; capitalized terms used herein and not otherwise defined shall have the meaning provided in the Intercreditor Agreement).

          The parties wish to enter into this letter to amend the Intercreditor Agreement to add as Collateral thereunder a parcel of real property owned by the Company described on Exhibit A to that certain Deed of Trust dated as of the date hereof from the Company to North American Title Company, as Trustee, for the benefit of Cöoperatieve Centrale Raiffeisen - Boerenleenbank B.A., “Rabobank International”, New York Branch. The parties hereto acknowledge and agree that Exhibit B to the Intercreditor Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.

          The parties acknowledge that concurrently herewith (a) the Company and the Noteholders are entering into a Second Amendment to Amended and Restated Note Purchase Agreement dated as of May 11, 2004, and (b) the Company, the Agent, Rabobank International as issuing fender and swingline lender and the Facility Lenders are entering into an Amended and Restated Credit Agreement dated as of May 11, 2004 and in connection therewith the Company, each

Farm Credit Services of America, et al.
May —, 2004

Subsidiary Guarantor, and the Collateral Agent are entering into an amendment and restatement of the Security Agreements. The parties hereto hereby consent to such amendments and the transactions contemplated thereby.

          In consideration of the foregoing amendment, each of the Collateral Agent and each Secured Party hereby represents and warrants that, both before and giving effect to such amendment, the representations and warranties of such party set forth in Section 3.2 of the Intercreditor Agreement are true and correct as if made on the date hereof, except any such representation or warranty which speaks to a specific date.

          Notwithstanding anything contained in the foregoing to the contrary, the amendment made pursuant hereto will not in any way operate as an amendment or modification of the Intercreditor Agreement except as expressly provided herein.

          This letter agreement may be executed in counterparts and each such counterpart shall be one and the same agreement. The parties agree that facsimile signatures shall be deemed to be original signatures for the purposes of this letter agreement.

          This letter agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of laws principles.

[signature page follows]

Very truly yours,

Cöoperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, As Agent

By: /s/ John J. McHugh

Name: John J. McHugh

Its: Executive Director

By: /s/ Rebecca O. Morrow

Name: Rebecca O. Morrow

Its: Executive Director

Cöoperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International”, New York Branch, As Collateral Agent

By: /s/ John J. McHugh

Name: John J. McHugh

Its: Executive Director

By: /s/ Rebecca O. Morrow

Name: Rebecca O. Morrow

Its: Executive Director

ACKNOWLEDGED AND AGREED TO
THIS 11th DAY OF MAY, 2004:

Farm Credit Services Of America, PCA

By:	/s/ Bruce P. Rouse
Name:	Bruce P. Rouse
Its:	Vice President

Farm Credit Services of Minnesota Valley, PCA,
DBA FCS Commercial Finance Group

By:	/s/ James M. Grafing
Name:	James M. Grafing
Its:	SVP Syndicated Finance

Cöoperatieve Centrale Raiffeisen-Boerenleenbank
B.A., “Rabobank International”, New York Branch,
as a Facility Lender

By:	/s/ John J. McHugh
Name:	John J. McHugh
Its:	Executive Director

By:	/s/ Rebecca O. Morrow
Name:	Rebecca O. Morrow
Its:	Executive Director

Farm Credit West, FLCA

By:	/s/ Mark Littlefield
Name:	Mark Littlefield
Its:	Senior Vice President

U.S. Bank National Association

By:	/s/ Alan V. Schuler
Name:	Alan V. Schuler
Its:	Vice President

Comerica Bank

By:	/s/ Misako Noda
Name:	Misako Noda
Its:	Vice President

ACKNOWLEDGED AND AGREED TO THIS 11th DAY OF MAY, 2004:

THE CHALONE WINE GROUP, LTD.

By:	/s/ Shawn Blom
Title:	VP and CFO

EDNA VALLEY VINEYARD

By:	The Chalone Wine Group Managing General Partner

By:	/s/ Shawn Blom
Title:	VP and CFO

SHW EQUITY CO.

By:	/s/ Shawn Blom
Title:	VP and CFO

CANOE RIDGE VINEYARD LLC

By:	/s/ Shawn Blom
Title:	VP and CFO

CANOE RIDGE WINERY, INC.

By:	/s/ Shawn Blom
Title:	VP and CFO

STATON HILLS WINERY COMPANY LIMITED

By:	/s/ Shawn Blom
Title:	VP and CFO

Exhibit B
to
Intercreditor Agreement

Real Property

     Real Property

     All of the Mortgaged Property (as defined in the subject Deed of Trust) described in each Deed of Trust in each of the following locations:

     Deeds of Trusts executed by the Company and/or various Subsidiary Guarantors for real properties bearing the following APN designations in the States of California and Washington:

APN

047-272-012

047-272-011

047-272-016

047-272-018

027-470-030

127-011-001

053-070-037

417-181-053

417-201-001

417-181-029

417-181-030

417-181-036

417-181-052

417-201-002

36-07-19-51-2701

36-07-19-51-2702

36-07-19-51-2601

36-07-19-51-2602

1-2554-400-0004-001

1-3055-200-0001-001

1-2554-400-0003-000

191221-41002

191211-42001

191221-13001

191221-14001

191221-31013

027-470-007